EXHIBIT 10.2
                            FORM OF AFFILIATE LETTER

                                          Date:

Camden Property Trust
[ADDRESS]

            I have been advised that as of the date of this letter I may be deemed to be an "affiliate" of Paragon Group, Inc., a Maryland corporation (the "Company"), as the term "affiliate" is defined for purposes of paragraphs (c) and (d) of Rule 145 of the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"). Pursuant to the terms of the Agreement and Plan Merger dated as of December 16, 1996 among Camden Property Trust ("Camden"), a Texas real estate investment trust, Camden Subsidiary, Inc., a Delaware corporation and a direct wholly-owned subsidiary of Camden, and the Company.

            As a result of the Merger, I may receive shares of Common Stock, par value $.01 per share, of Camden (the "Camden Common Stock") in exchange for shares owned by me of Common Stock, par value $.01 per share, of the Company ("the Common Stock").

            I represent, warrant and covenant to Camden that in the event I receive any Camden Common Stock as a result of the Merger:

            A. I shall not make any sale, transfer or other disposition of the Camden Common Stock in violation of the Act or the Rules and Regulations.

            B. I have carefully read this letter and the Agreement and discussed the requirements of such documents and other applicable limitations upon my ability to sell, transfer or otherwise dispose of the Camden Common Stock to the extent I felt necessary, with my counsel or counsel for the Company.

            C. I have been advised that the issuance of Camden Common Stock to me pursuant to the Merger has been registered with the Commission under the Act on a Registration Statement on Form S-4. However, I have also been advised that, since at the time the Merger was submitted for a vote of the stockholders of the Company, I may be deemed to have been an affiliate of the Company and the distribution by me of the Camden Common Stock has not been registered under the Act, I may not sell, transfer or otherwise dispose of the Camden Common Stock issued to me in the Merger unless (i) such sale, transfer or other disposition has
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been registered under the Act, (ii) such sale, transfer or other disposition is made in conformity with Rule 145 promulgated by the Commission under the Act, or
(iii) in the opinion of counsel reasonably acceptable to Camden, or a "no action" letter obtained by the undersigned from the staff of the Commission, such sale, transfer or other disposition is otherwise exempt from registration under the Act.

            D. I understand that, except as may exist under separate agreement(s) with Camden, Camden is under no obligation to register the sale, transfer or other disposition of the Camden Common Stock by me or on my behalf under the Act or, except as expressly set forth in the Agreement, to take any other action necessary in order to make compliance with an exemption from such registration available.

            E. I also understand that stop transfer instructions will be given to Camden's transfer agents with respect to the Camden Common Stock and that there will be placed on the certificates for the Camden Common Stock issued to me, or any substitutions therefor, a legend stating in substance:

            "THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1993 APPLIES. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY ONLY BE TRANSFERRED IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT DATED BETWEEN THE REGISTERED HOLDER HEREOF AND Camden, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF Camden.

            F. I also understand that unless the transfer by me of my Camden Common Stock has been registered under the Act or is a sale made in conformity with the provisions of Rule 145, Camden reserves the right to put the following legend on the certificates issued to my transferee:

            "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND WERE ACQUIRED FROM A PERSON WHO RECEIVED SUCH SHARES IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIES. THE SHARES HAVE BEEN ACQUIRED BY THE HOLDER NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH AN EXEMPTION FROM THE

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            REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933."

It is understood and agreed that the legend set forth in paragraphs E and F above shall be removed by delivery of substitute certificates without such legend if such legend is not required for purposes of the Act or this Agreement. It is understood and agreed that such legends and the stop orders referred to above will be removed if (i) two years shall have elapsed from the date the undersigned acquired the Camden Common Stock received in the Merger and the provisions of Rule 145(d)(2) are then available to the undersigned, (ii) three years shall have elapsed from the date the undersigned acquired the Camden Common Stock received in the Merger and the provisions of Rule 145(d)(3) are then applicable to the undersigned, or (iii) Camden has received either an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to Camden, or a "no action" letter obtained by the undersigned from the staff of the Commission, to the effect that the restrictions imposed by Rule 145 under the Act no longer apply to the undersigned.

            Execution of this letter should not be considered an admission on my part that I am an "affiliate" or the Company as described in the first paragraph of this letter or as a waiver of any rights I may have to object to any claim that I am such an affiliate on or after the date of this letter.

                                    Very truly yours,

                                    Name

Accepted this _____ day of _______________, 199_.

CAMDEN PROPERTY TRUST

By: _________________________
    Name:
    Title:

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